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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR ASIA PACIFIC REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Asia Pacific Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036-6522

 Julie A. Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: June 30, 2010

Item 1.    Reports to Stockholders.

SEMI-ANNUAL REPORT JUNE 30, 2010

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUNDS' PORTFOLIOS. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JUNE 17, 2009 REFLECTS THE PERFORMANCE OF RMR REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR REAL ESTATE INCOME FUND ON JUNE 17, 2009. SIMILARLY, PERFORMANCE DATA FOR RMR ASIA PACIFIC REAL ESTATE FUND PRIOR TO JUNE 16, 2009 REFLECTS THE PERFORMANCE OF OLD RMR ASIA PACIFIC REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JUNE 16, 2009. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  EACH FUND IS A CLOSED END INVESTMENT COMPANY WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM ANY FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF EITHER FUND. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  THE RECENT RECESSION AND ECONOMIC DOWNTURN, TOGETHER WITH THE UNCERTAIN AND INCOMPLETE RECOVERY OVER THE PAST 12 TO 15 MONTHS, MAY INCREASE THE RISK ASSOCIATED WITH INVESTING IN THE FUNDS. CONSEQUENCES OF THESE ECONOMIC CONDITIONS THAT MAY ADVERSELY EFFECT EACH FUND INCLUDE, AMONG OTHER THINGS:

  •
  ANOTHER DRAMATIC DECLINE, AND/OR CONTINUED VOLATILITY, IN THE VALUE OF REAL ESTATE AND SECURITIES ASSOCIATED WITH REAL ESTATE COULD SIGNIFICANTLY INCREASE THE RISK OF INVESTING IN THE FUNDS;

  •
  A LACK OF AVAILABLE CREDIT, LACK OF CONFIDENCE IN THE FINANCIAL AND REAL ESTATE SECTORS OR CONTINUED HIGH UNEMPLOYMENT COULD MATERIALLY AND ADVERSELY AFFECT VALUES OF THE SECURITIES IN WHICH THE FUNDS INVEST AND THE VALUE OF THE FUNDS THEMSELVES;

  •
  ANOTHER SIGNIFICANT DECLINE IN THE EQUITY OR REAL ESTATE MARKETS IN GENERAL, OR IN THE MARKET FOR REAL ESTATE PREFERRED SECURITIES SECTOR (IN WHICH APPROXIMATELY HALF OF RMR REAL ESTATE INCOME FUND'S ASSETS ARE INVESTED) MAY REDUCE THE VALUE OF THE FUNDS' PORTFOLIO SECURITIES AND COULD CAUSE RMR REAL ESTATE INCOME FUND TO FAIL TO MAINTAIN THE MINIMUM LEVEL OF ASSET COVERAGE FOR ITS OWN PREFERRED SECURITIES AND DEBT REQUIRED BY THAT FUND'S GOVERNING DOCUMENTS, CREDIT AGREEMENTS AND THE INVESTMENT COMPANY ACT OF 1940; AND

    •
    THE LONGER THE PRESENT CONDITIONS PERSIST, THE GREATER THE PROBABILITY THAT THESE FACTORS COULD HAVE AN ADVERSE EFFECT ON THE FUNDS' FINANCIAL RESULTS.

  •
  FOR INFORMATION ABOUT OTHER RISKS WHICH MAY ARISE FROM INVESTING IN OUR FUNDS, PLEASE REFER TO THE FUNDS' PROSPECTUSES ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV. FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM OR CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUNDS, PROVIDE THAT THE NAMES "RMR REAL ESTATE INCOME FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND EACH CONTAIN PROVISIONS WHICH LIMIT SHARE OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF TOTAL SHARES OUTSTANDING OF EACH FUND.

RMR Funds June 30, 2010
August 20, 2010

To our shareholders,

Please find our 2010 semi-annual report for our two closed end funds, RMR Real Estate Income Fund (NYSE Amex: RIF) and RMR Asia Pacific Real Estate Fund (NYSE Amex: RAP).

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

June 30, 2010

To our shareholders,

In the pages that follow, you will find data summarizing each Fund's financial results for the six months ended June 30, 2010 and financial position as of June 30, 2010.

RMR REAL ESTATE INCOME FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    After almost three years of deteriorating conditions, commercial real estate operating fundamentals appear to have bottomed. While unemployment continues to be stubbornly high, other economic indicators, such as manufacturing and consumer spending, suggest that the U.S. economy may be recovering, albeit at a slower pace than previously expected. This should bode well for commercial real estate demand, but we believe that it may not be until 2011 before commercial real estate landlords begin to have some pricing power. Operating fundamentals in the apartment and hotel sectors, however, have started to recover much earlier than previously expected. Despite weak employment growth, apartment REITs appear to have managed to increase both occupancy and rental rates due to a decline in the home ownership rate and limited new construction. For hotels, recently increased amounts of business travel has caused increased demand for rooms which has generated higher occupancies and slightly higher room rates.

Despite weak real estate operating fundamentals, commercial property values in several major markets have started to improve. Banks appear to be negotiating with borrowers and extending loan maturities in an effort to avoid foreclosures. As a result, the opportunities to take advantage of buying properties at distressed pricing have been more limited than expected. However, there is a significant amount of available capital competing for those properties which are offered, and it is not uncommon to see multiple buyers bidding for the same property.

Real Estate Securities Technicals.    Throughout the first six months of the year, the REIT market experienced increased volatility. REITs were down as much as 10% in early February when concerns about the Greek debt crisis first emerged. Then, over the following 10 weeks, REITs managed to post an impressive 30% rally after encouraging U.S. economic numbers and better than expected first quarter results from real estate companies. During the second quarter, however, renewed concerns about the Greek debt crisis, and the possibility of contagion to other highly indebted European countries, rattled investor confidence. Also, weaker national economic reports and concerns about the growing fiscal deficits in the U.S. put into question the recovery of the U.S. economy and heightened concerns of a possible double dip recession. REIT securities gave back most of their gains from the first four months of 2010 in the latter part of the second quarter and finished the first half of the year up 5.7%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2010, our total return on net asset value, or NAV, (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 13.1%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was 5.7%.

The Fund's outperformance versus the MSCI U.S. REIT Total Return Index during the first six months of 2010 was due to a higher concentration of REIT preferred securities in the Fund's portfolio versus in the Index. Also, our investment allocation to hotel and retail REIT preferred stocks contributed positively to the Fund's performance because REIT preferred securities in these sectors outperfomed the market during the first half of the year.

Recent Developments

On July 1, 2010, the Fund entered into a three year, $10 million revolving credit facility with Wells Fargo Bank. Proceeds from the credit facility will be used to fund additional investments and to provide for additional financial flexibility in managing the Fund's investment portfolio. Please refer to page 36 for additional information.

RMR ASIA PACIFIC REAL ESTATE FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    During the first half of 2010, real estate market conditions in the Asia Pacific region improved. Office rental rates in the key Asia Pacific financial centers of Hong Kong and Singapore began to rise, albeit slowly, while the rental rates in Tokyo appeared to be stabilizing. Increasing employment coupled with rising home prices in the Asia Pacific region in the first half of 2010, resulted in more positive consumer sentiment; and as a result, rents in the region's retail sector have started to stabilize. In large part because of the considerable decline in export volumes across the region resulting from the U.S. and European recessions, rents in the industrial real estate sector have not yet returned to pre-recession levels. Because the Asia Pacific region is generating increasingly positive GDP growth, we believe that industrial leasing activity may improve in the future.

Residential real estate prices across the region continued to improve in the first half of 2010. The Hong Kong market was especially strong because mainland Chinese buyers took advantage of their high levels of liquidity and sought the safety of residential assets amid volatile equity markets. The resurgence in the residential sector demonstrates the robust long term demand for residential real estate across Asia due to favorable demographics and a high savings rate.

The Asia Pacific region, led by China, continues to demonstrate superior GDP growth relative to the rest of the world. The International Monetary Fund, or IMF, expects GDP growth for developing Asia Pacific countries, including China, of 9.2% in 2010 and 8.5% in 2011. This compares to the IMF's expectation of world GDP growth of 3.6% in 2010 and 3.4% in 2011.

Real Estate Securities Technicals.    We anticipate demand for real estate investments in the Asia Pacific region to continue to increase as the Asia Pacific economies continue to demonstrate improving economic growth during the next few years. The number of REITs in the region also continues to increase; the Philippines and India are currently considering new REIT legislation.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the six month period ended June 30, 2010, our total return on net asset value, or NAV, was negative 9.9%. During that same period, the total return for the EPRA NAREIT Asia Total Return Index (an unmanaged index of Asia Pacific real estate common stocks) was negative 7.8%.

The Fund underperformed the EPRA NAREIT Asia Total Return Index over this period due to the Fund's differing weighting of certain countries or securities. The Fund holds a number of overweight positions in several major Chinese and Hong Kong real estate companies that we believe have excellent long term prospects. However, during the first half of 2010, most of the stocks of these companies were under selling pressure due to measures introduced by the Chinese and Hong Kong governments designed to curb the rapid growth in residential property prices. In our view, market participants have overreacted to these measures and their perceived impact on company long term prospects.

Recent Developments

On May 4, 2010, John K. Snowden, CFA, became the portfolio manager for the Fund. Mr. Snowden replaced Roberto Versace, who resigned from MacarthurCook Investment Managers Limited ("MacarthurCook") to pursue other opportunities. Prior to joining MacarthurCook in May 2010, Mr. Snowden was Head of Global Property Securities at Colonial First State Global Asset Management ("Colonial") between 2006 and 2009, where he managed over $7 billion of real estate securities funds around the world. Before joining Colonial, Mr. Snowden was a Managing Director and Head of UBS' Global Real Estate Securities Division for Australia, New Zealand and Asia from 1998 to 2006.

Thank you for your continued support.

Sincerely,

Adam D. Portnoy
President
August 20, 2010

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2010)*

RMR Real Estate Income Fund

REITs
Lodging/Resorts	24%
Office	12%
Apartments	11%
Others, less than 10% each	45%

Total REITs	92%
Other	7%
Short term investments	1%

Total investments	100%

RMR Asia Pacific Real Estate Fund

Diversified	55%
Hospitality	11%
Office	11%
Retail	10%
Others	3%

Total real estate	90%
Short term investments	10%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2010)*

RMR Real Estate Income Fund

Common securities	49%
Preferred securities	50%
Short term investments	1%

Total investments	100%

RMR Asia Pacific Real Estate Fund

Common securities	88%
Other securities	2%
Short term investments	10%

Total investments	100%

Portfolio holdings by country (as of June 30, 2010)*

RMR Asia Pacific Real Estate Fund

Hong Kong	35%
Australia	17%
Japan	17%
Singapore	11%
China	9%
India	1%
Short term investments	10%

Total investments	100%

*
These percentages represent a Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2010 (unaudited)

Company	Shares	Value

Common Stocks – 59.3% Real Estate Investment Trusts – 54.4%
Apartments – 11.3%
American Campus Communities, Inc.	7,000	$191,030
Apartment Investment & Management Co.	28,745	556,791
Associated Estates Realty Corp.	80,000	1,036,000
AvalonBay Communities, Inc.	15,575	1,454,238
BRE Properties, Inc.	16,000	590,880
Colonial Properties Trust	34,800	505,644
Equity Residential	49,000	2,040,360
Essex Property Trust, Inc.	6,000	585,240
Home Properties, Inc.	500	22,535
Mid-America Apartment Communities, Inc.	20,100	1,034,547
UDR, Inc.	3,000	57,390

		8,074,655
Diversified – 4.6%
Cousins Properties, Inc.	34,125	230,003
Lexington Corporate Properties Trust	82,558	496,174
Vornado Realty Trust	28,335	2,067,038
Washington Real Estate Investment Trust	18,000	496,620

		3,289,835
Free Standing – 3.4%
Getty Realty Corp.	11,400	255,474
National Retail Properties, Inc.	96,900	2,077,536
Realty Income Corp.	4,300	130,419

		2,463,429
Health Care – 7.8%
Cogdell Spencer, Inc.	31,655	213,988
HCP, Inc.	44,580	1,437,705
Health Care REIT, Inc.	5,000	210,600
Healthcare Realty Trust, Inc.	13,000	285,610
Medical Properties Trust, Inc.	177,320	1,673,901
Nationwide Health Properties, Inc.	47,654	1,704,583
OMEGA Healthcare Investors, Inc.	2,200	43,846

		5,570,233

Industrial – 1.4%
AMB Property Corp.	5,000	$118,550
DCT Industrial Trust, Inc.	88,600	400,472
EastGroup Properties, Inc.	8,500	302,430
ProLogis	20,000	202,600

		1,024,052
Lodging/Resorts – 2.5%
Chatham Lodging Trust (a)	17,049	304,665
DiamondRock Hospitality Co.	20,603	169,357
FelCor Lodging Trust, Inc. (b)	1,000	4,990
Hersha Hospitality Trust	220,583	997,035
Pebblebrook Hotel Trust (a)	2,748	51,800
Strategic Hotels & Resorts, Inc. (b)	40,000	175,600
Supertel Hospitality, Inc. (b)	84,642	118,499

		1,821,946
Manufactured Homes – 0.8%
Sun Communities, Inc.	23,100	599,676
Mixed – Office/Industrial – 2.1%
CapLease, Inc.	21,299	98,188
Duke Realty Corp.	31,100	352,985
Liberty Property Trust	36,200	1,044,370

		1,495,543
Mortgage – 0.5%
Anworth Mortgage Asset Corp.	7,300	51,976
MFA Financial, Inc.	39,950	295,630

		347,606
Office – 8.7%
Alexandria Real Estate Equities, Inc.	12,500	792,125
BioMed Realty Trust, Inc.	1,000	16,090
Brandywine Realty Trust	145,100	1,559,825
Corporate Office Properties Trust	15,600	589,056
Franklin Street Properties Corp.	13,000	153,530
Highwoods Properties, Inc.	37,900	1,052,104
Mack-Cali Realty Corp.	33,030	981,982
MPG Office Trust, Inc. (b)	24,000	70,320
Parkway Properties, Inc.	12,500	182,125
SL Green Realty Corp.	14,900	820,096

		6,217,253

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Common Stocks – continued Real Estate Investment Trusts – continued
Regional Malls – 4.8%
CBL & Associates Properties, Inc.	30,000	$373,200
Glimcher Realty Trust	80,000	478,400
Pennsylvania Real Estate Investment Trust	10,000	122,200
Simon Property Group, Inc.	22,179	1,790,954
The Macerich Co.	16,966	633,171

		3,397,925
Shopping Centers – 3.7%
Cedar Shopping Centers, Inc.	38,508	231,818
Developers Diversified Realty Corp.	20,000	198,000
Equity One, Inc.	5,000	78,000
Kimco Realty Corp.	30,000	403,200
Kite Realty Group Trust	16,066	67,156
Ramco-Gershenson Properties Trust	32,000	323,200
Regency Centers Corp.	13,700	471,280
Tanger Factory Outlet Centers, Inc.	5,400	223,452
Weingarten Realty Investors	35,000	666,750

		2,662,856
Specialty – 2.0%
Digital Realty Trust, Inc.	800	46,144
DuPont Fabros Technology, Inc.	5,800	142,448
Entertainment Properties Trust	31,500	1,199,205

		1,387,797
Storage – 0.8%
Public Storage, Inc.	3,100	272,521
Sovran Self Storage, Inc.	5,000	174,445
U-Store-It Trust	13,200	98,472

		545,438
Total Real Estate Investment Trusts (Cost $41,286,613)		38,898,244
Other – 4.9%
Beazer Homes USA, Inc. (b)	25,000	90,750
Brookfield Properties Corp.	10,000	140,400
Carador PLC (c)	5,496,600	1,566,531
CB Richard Ellis Group, Inc. (a)	10,000	136,100
D.R. Horton, Inc.	32,000	314,560
Las Vegas Sands Corp. (a)	14,000	$309,960
RadioShack Corp.	14,000	273,140
Standard Pacific Corp. (b)	109,900	365,967
The St Joe Co. (b)	5,000	115,800
Toll Brothers, Inc. (a)	10,000	163,600
Total Other (Cost $9,585,819)		3,476,808
Total Common Stocks (Cost $50,872,432)		42,375,052
Preferred Stocks – 62.9%
Real Estate Investment Trusts – 62.6%
Apartments – 2.7%
Apartment Investment & Management Co., Series V	11,100	264,790
Apartment Investment & Management Co., Series Y	11,900	280,602
BRE Properties, Inc., Series D	7,400	172,642
Colonial Properties Trust, Series D	50,500	1,234,220
UDR, Inc., Series G	63	1,451

		1,953,705
Diversified – 4.4%
Cousins Properties, Inc., Series B	15,098	324,456
LBA Realty LLC, Series B (c)	87,142	1,568,556
Lexington Realty Trust, Series B	27,750	615,495
Lexington Realty Trust, Series D	9,000	184,500
Vornado Realty Trust, Series E	15,400	358,974
Vornado Realty Trust, Series F	5,700	124,032

		3,176,013
Free Standing – 0.5%
National Retail Properties, Inc., Series C	14,500	345,100
Health Care – 2.3%
HCP, Inc., Series E	1,500	36,105
Health Care REIT, Inc., Series F	8,775	215,426
OMEGA Healthcare Investors Inc., Series D	55,000	1,417,900

		1,669,431

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Industrial – 0.7%
First Industrial Realty Trust, Series J	20,963	$355,952
Prologis Trust, Series G	6,800	133,552

		489,504
Lodging/Resorts – 27.4%
Ashford Hospitality Trust, Series A	114,710	2,569,504
Ashford Hospitality Trust, Series D	22,000	441,320
Eagle Hospitality Properties Trust, Inc., Series A (b)	165,000	173,250
FelCor Lodging Trust, Inc., Series A (b)(d)	73,000	1,478,980
FelCor Lodging Trust, Inc., Series C (b)	111,539	2,204,011
Grace Acquisition I, Inc., Series B (b)(c)	133,800	6,690
Grace Acquisition I, Inc., Series C (b)(c)	18,900	945
Hersha Hospitality Trust, Series A	155,500	3,436,550
Innkeepers USA Trust, Series C (c)	24,000	15,600
LaSalle Hotel Properties, Series D	120,623	2,689,893
LaSalle Hotel Properties, Series E	51,300	1,183,491
LaSalle Hotel Properties, Series G	10,000	218,500
Strategic Hotels & Resorts, Inc., Series A (b)	12,900	251,550
Strategic Hotels & Resorts, Inc., Series B (b)	77,100	1,484,175
Sunstone Hotel Investors, Inc., Series A	145,000	3,414,750

		19,569,209
Mixed – Office/Industrial – 1.5%
Duke Realty Corp., Series J	10,000	207,800
Duke Realty Corp., Series N	4,500	100,170
Duke Realty Corp., Series O	20,100	517,374
PS Business Parks, Inc., Series L	10,000	242,600

		1,067,944
Mortgage – 0.1%
NorthStar Realty Finance Corp., Series A	5,500	$87,835
NorthStar Realty Finance Corp., Series B	105	1,542
RAIT Financial Trust, Series C	700	11,130

		100,507
Office – 6.8%
Alexandria Real Estate Equities, Inc., Series C	49,045	1,256,533
BioMed Realty Trust, Inc., Series A	18,350	447,740
DRA CRT Acquisition Corp., Series A	40,396	524,744
Kilroy Realty Corp., Series E	20,500	503,070
Kilroy Realty Corp., Series F	30,000	713,700
Parkway Properties, Inc., Series D	22,100	531,173
SL Green Realty Corp., Series D	38,500	916,685

		4,893,645
Regional Malls – 4.1%
CBL & Associates Properties, Inc., Series D	32,500	691,925
Glimcher Realty Trust, Series F	56,300	1,267,313
Glimcher Realty Trust, Series G	44,100	950,355

		2,909,593
Shopping Centers – 7.2%
Cedar Shopping Centers, Inc., Series A	129,649	3,203,627
Developers Diversified Realty Corp., Series H	25,000	515,250
Kimco Realty Corp., Series F	2,000	47,180
Kimco Realty Corp., Series G	18,496	470,353
Regency Centers Corp., Series C	1,700	40,622
Regency Centers Corp., Series D	19,400	447,752
Regency Centers Corp., Series E	200	4,526
Weingarten Realty Investors, Series E	1,000	22,300
Weingarten Realty Investors, Series F	16,800	366,240

		5,117,850

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – continued

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Specialty – 4.8%
Digital Realty Trust, Inc., Series A	21,850	$551,713
Entertainment Properties Trust, Series B	20,145	452,255
Entertainment Properties Trust, Series D	111,800	2,409,290

		3,413,258
Storage – 0.1%
Public Storage, Inc., Series X	2,300	53,958
Total Real Estate Investment Trusts (Cost $51,027,809)		44,759,717
Other – 0.3%
Corts-UNUM Provident Financial Trust	8,600	215,000
Total Other (Cost $222,310)		215,000
Total Preferred Stocks (Cost $51,250,119)		44,974,717
Investment Companies – 2.7%
Blackrock Credit Allocation Income Trust	19,336	231,258
Cohen & Steers Infrastructure Fund, Inc.	17,911	226,574
Cohen & Steers Quality Income Realty Fund, Inc.	60,297	381,680
Eaton Vance Enhanced Equity Income Fund II	24,100	289,682
Nuveen Real Estate Income Fund	3,700	31,117
UltraShort Real Estate ProShares (b)	25,570	746,900
Total Investment Companies (Cost $2,773,335)		1,907,211
Short-Term Investments – 1.5%
Money Market Funds – 1.5%
Dreyfus Cash Management Fund, Institutional Shares, 0.13% (e) (Cost $1,067,011)	1,067,011	$1,067,011
Total Investments – 126.4% (Cost $105,962,897)		90,323,991
Other assets less liabilities – (49.7)%		(35,533,136)
Preferred Shares, at liquidation preference – 23.3%		16,675,000
Net Assets applicable to common shareholders – 100%		$71,465,855

Notes to Portfolio of Investments

(a)
Non-dividend paying security.

(b)
As of June 30, 2010, this security had discontinued paying distributions.

(c)
As of June 30, 2010, the Fund held $3,158,322 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 3.5% of the Fund's total investments. See Note A(5) to the financial statements.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of June 30, 2010.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – June 30, 2010 (unaudited)

Company	Shares	Value

Common Stocks – 88.8%
Australia – 17.2%
Diversified – 11.4%
Charter Hall Group *	1,735,020	$866,995
Dexus Property Group *	2,825,000	1,812,743
Mirvac Group *	1,335,714	1,458,731
Stockland *	1,065,000	3,305,352

		7,443,821
Office – 5.1%
Charter Hall Office REIT *	3,450,000	720,428
Commonwealth Property Office Fund *	1,250,000	971,114
Goodman Group *	1,210,000	639,982
ING Office Fund *	2,100,000	1,013,795

		3,345,319
Retail – 0.7%
Charter Hall Retail REIT *	1,050,000	481,981
Total Australia (Cost $13,053,319)		11,271,121
China – 9.0%
Diversified – 9.0%
Agile Property Holdings, Ltd.	1,249,000	1,280,700
China Overseas Land & Investment, Ltd.	1,201,680	2,239,104
China Resources Land, Ltd.	431,000	809,284
Hopson Development Holdings, Ltd.	244,000	300,571
Shimao Property Holdings, Ltd.	790,000	1,225,564

		5,855,223
Total China (Cost $6,208,994)		5,855,223
Hong Kong – 34.9%
Diversified – 15.8%
Great Eagle Holdings, Ltd.	415,000	1,056,028
Henderson Land Development Co., Ltd.	475,000	2,782,102
Hongkong Land Holdings, Ltd.	657,000	3,247,563
Kerry Properties, Ltd.	285,000	1,229,659
New World Development Co., Ltd.	930,000	1,509,807
The Wharf (Holdings), Ltd.	98,000	479,123

		10,304,282
Hospitality – 11.0%
Sun Hung Kai Properties, Ltd.	525,000	$7,186,571
Retail – 8.1%
Hang Lung Properties, Ltd.	993,000	3,817,066
The Link REIT *	595,000	1,476,414

		5,293,480
Total Hong Kong (Cost $22,386,745)		22,784,333
Japan – 16.7%
Diversified – 11.1%
Mitsubishi Estate Co., Ltd.	232,500	3,236,786
Mitsui Fudosan Co., Ltd.	218,000	3,034,226
Sumitomo Realty & Development Co., Ltd.	56,000	951,547

		7,222,559
Office – 5.6%
Nippon Building Fund, Inc. *	238	1,888,417
Nomura Real Estate Office Fund, Inc. *	195	970,772
Orix REIT, Inc. *	200	830,529

		3,689,718
Total Japan (Cost $14,573,418)		10,912,277
Singapore – 11.0%
Diversified – 7.5%
Capitacommercial Trust *	1,650,000	1,429,235
CapitaLand, Ltd. *	1,367,000	3,485,769

		4,915,004
Industrial – 2.3%
Mapletree Logistics Trust *	2,537,000	1,505,357
Retail – 1.2%
CapitaMall Trust *	612,000	797,875
Total Singapore (Cost $7,450,464)		7,218,236
Total Common Stocks (Cost $63,672,940)		58,041,190

See notes to financial statements and notes to portfolio of investments.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – continued

Company	Shares	Value

P-Notes (a) – 1.5%
India – 1.5%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (b)	64,500	$400,545
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (b)	348,000	556,800
Total P-Notes (Cost $1,042,953)		957,345
Warrants – 0.0%
Hong Kong – 0.0%
Henderson Land Development Co., Ltd., expiring 6/1/11 (b) (Cost $0)	95,000	16,104
Short-Term Investments – 9.6%
Money Market Funds – 9.6%
Dreyfus Cash Management Fund, Institutional Shares, 0.13% (c) (Cost $6,297,651)	6,297,651	6,297,651
Total Investments – 99.9% (Cost $71,013,544) (d)		65,312,290
Other assets less liabilities – 0.1%		73,395
Net Assets – 100%		$65,385,685

Notes to Portfolio of Investments

*
The company is organized as a real estate investment trust as defined by the laws of its country of domicile.

(a)
P-Notes are participation interest notes that are issued by banks or broker dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate; this is so, in large part, because of the counterparty risk associated with these investments. The Fund relies on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security.

(b)
As of June 30, 2010, this security had not paid a distribution.

(c)
Rate reflects 7 day yield as of June 30, 2010.

(d)
As of June 30, 2010, the Fund held $59,014,639 of securities fair valued in accordance with the policies adopted by the board of trustees, which represents 90% of the Fund's total investments. See Note A(5) to the financial statements.

See notes to financial statements.

RMR Funds
Financial Statements

Statements of Assets and Liabilities

June 30, 2010 (unaudited)	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Assets
Investments in securities, at value (cost of $105,962,897 and $71,013,544, respectively)	$90,323,991	$65,312,290
Cash	2,106	899
Cash denominated in foreign currencies, at value (cost of $0 and $51,383, respectively)	—	51,467
Dividends and interest receivable	715,146	294,907
Receivable for securities sold	194,674	—
Prepaid expenses	56,888	36,621

Total assets	91,292,805	65,696,184

Liabilities
Payable for investment securities purchased	1,859,382	12,626
Distributions payable on common shares	997,802	—
Advisory fee payable	63,205	41,134
Distributions payable on preferred shares	1,525	—
Accrued expenses and other liabilities	230,036	256,739

Total liabilities	3,151,950	310,499

Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000	—

Net assets attributable to common shares	$71,465,855	$65,385,685

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$2,376	$3,343
Additional paid-in capital	141,507,610	116,159,711
Undistributed net investment income (distributions in excess of net investment income)	84,685	(717,472)
Accumulated net realized loss on investments	(54,489,910)	(44,356,109)
Net unrealized depreciation on investments and foreign currency transactions	(15,638,906)	(5,703,788)

Net assets attributable to common shares	$71,465,855	$65,385,685

Common shares outstanding	2,375,718	3,342,963

Net asset value per share attributable to common shares	$30.08	$19.56

See notes to financial statements.

RMR Funds
Financial Statements – continued

Statements of Operations

For the six months ended June 30, 2010 (unaudited)	RMR Real Estate Income Fund	RMR Asia Pacific Real Estate Fund

Investment Income
Dividends (net of foreign taxes withheld of $420 and $104,054, respectively)	$2,925,211	$1,162,261
Interest	25,711	1,307

Total investment income	2,950,922	1,163,568

Expenses
Advisory	370,129	345,712
Audit and legal	90,372	94,468
Administrative	61,210	60,079
Compliance and internal audit	58,100	57,712
Custodian	36,522	72,094
Shareholder reporting	48,585	39,538
Trustees' fees and expenses	12,735	12,820
Preferred share remarketing and auction fees	29,897	—
Other	124,243	80,948

Total expenses	831,793	763,371
Less: expense waived by the Advisor	—	(86,428)

Net expenses	831,793	676,943

Net investment income	2,119,129	486,625

Realized and unrealized gain (loss) on investments
Net realized loss on investments	(3,513,203)	(3,059,090)
Net realized gain on foreign currency transactions	—	9,597
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	9,996,073	(4,661,391)

Net realized and unrealized gain (loss) on investments	6,482,870	(7,710,884)

Distributions to preferred shareholders from net investment income	(86,355)	—

Net increase (decrease) in net assets attributable to common shares resulting from operations	$8,515,644	$(7,224,259)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (decrease) in net assets resulting from operations
Net investment income	$2,119,129	$2,434,677
Net realized loss on investments	(3,513,203)	(7,824,346)
Net change in unrealized appreciation/(depreciation) on investments	9,996,073	30,115,549
Distributions to preferred shareholders from net investment income	(86,355)	(224,318)

Net increase in net assets attributable to common shares resulting from operations	8,515,644	24,501,562

Distributions to common shareholders from:
Net investment income	(1,948,089)	(1,940,054)
Return of capital	—	(947,954)

	—	(2,888,008)

Capital shares transactions
Net proceeds from sale of common shares	—	21,204
Net assets received from reorganization with RMR F.I.R.E. Fund	—	3,089,673
Net assets received from reorganization with RMR Hospitality and Real Estate Fund	—	7,429,898
Net assets received from reorganization with RMR Dividend Capture Fund	—	2,551,050
Net assets received from reorganization with RMR Preferred Dividend Fund	—	4,551,627

Net increase from capital transactions	—	17,643,452

Total increase in net assets attributable to common shares	6,567,555	39,257,006
Net assets attributable to common shares
Beginning of period	64,898,300	25,641,294

End of period (including undistributed net investment income of $84,685 and $0, respectively)	$71,465,855	$64,898,300

Common shares issued (a)
Shares outstanding, beginning of period	2,375,718	1,330,680
Shares issued	—	1,250
Shares issued in reorganization with RMR F.I.R.E. Fund	—	182,532
Shares issued in reorganization with RMR Hospitality and Real Estate Fund	—	432,390
Shares issued in reorganization with RMR Dividend Capture Fund	—	154,477
Shares issued in reorganization with RMR Preferred Dividend Fund	—	274,389

Shares outstanding, end of period	2,375,718	2,375,718

(a)
Common share amounts for all periods prior to the reorganization have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (decrease) in net assets resulting from operations
Net investment income	$486,625	$210,170
Net realized loss on investments	(3,059,090)	(8,956,915)
Net realized gain (loss) foreign currency transactions	9,597	(7,540)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(4,661,391)	19,162,766

Net increase (decrease) in net assets resulting from operations	(7,224,259)	10,408,481

Distributions to common shareholders from net investment income	—	(1,846,135)

Capital shares transactions
Net proceeds from sale of common shares	—	64,902
Net assets received from reorganization with RMR Asia Real Estate Fund	—	47,486,799

Net increase from capital transactions	—	47,551,701

Total increase (decrease) in net assets	(7,224,259)	56,114,047
Net assets
Beginning of period	72,609,944	16,495,897

End of period (including distributions in excess of net investment income of $(717,472) and $(1,204,097), respectively)	$65,385,685	$72,609,944

Common shares issued (a)
Shares outstanding, beginning of period	3,342,963	900,315
Shares issued	—	3,333
Shares issued in reoganization with RMR Asia Real Estate Fund	—	2,439,315

Shares outstanding, end of period	3,342,963	3,342,963

(a)
Common share amounts for all periods prior to the reorganization have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005

Per Common Share Operating Performance (a) (b)
Net asset value, beginning of period	$27.32		$19.28	$65.28	$101.33		$80.15	$85.18

Income from Investment Operations
Net investment income (c)	.89		1.29	3.90	5.64		5.08	3.28
Net realized and unrealized appreciation/(depreciation) on investments	2.73		8.41	(43.75)	(28.82)		24.05	(.41)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.04)		(.12)	(1.13)	(.87)		(1.18)	(.51)
Net realized gain on investments	—		—	(.36)	(1.13)		(.62)	(.72)

Net increase (decrease) in net asset value from operations	3.58		9.58	(41.34)	(25.18)		27.33	1.64
Less: Distributions to common shareholders from:
Net investment income	(.82	)(d)	(1.04)	(3.33)	(4.77)		(4.05)	(2.77)
Net realized gain on investments	— (d	)	—	(1.18)	(6.10)		(2.10)	(3.90)
Return of capital	— (d	)	(.50)	(.15)	—		—	—

Net asset value, end of period	$30.08		$27.32	$19.28	$65.28		$101.33	$80.15

Market price, beginning of period	$21.55		$13.85	$56.56	$89.64		$67.44	$75.59

Market price, end of period	$24.43		$21.55	$13.85	$56.56		$89.64	$67.44

Total Return (e)
Total investment return based on:
Market price (f)	17.06%		73.77%	(72.28)%	(26.19)%		43.77%	(1.96)%
Net asset value (f)	13.05%		53.88%	(67.47)%	(26.28	)%(g)	35.27%	2.10%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)	6.01	%(j)	6.31%	7.42%	6.16%	5.60%	4.02%
Total preferred share distributions	0.24	%(j)	0.58%	2.83%	2.18%	1.97%	1.47%
Net investment income, net of preferred share distributions (c)	5.77	%(j)	5.73%	4.59%	3.98%	3.63%	2.55%
Expenses, net of fee waivers	2.36	%(j)	4.50%	2.55%	1.47%	1.50%	1.50%
Expenses, before fee waivers	2.36	%(j)	4.50%	2.97%	1.82%	1.86%	1.87%
Portfolio turnover rate	17.26%		52.46%	4.97%	51.01%	36.20%	22.15%
Net assets attributable to common shares, end of period	$71,466,855		$64,898,300	$25,641,294	$86,839,333	$134,820,875	$106,669,994
Preferred shares, liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per preferred share (h)	$132,145		$122,299	$83,542	$68,420	$92,411	$78,335
Asset coverage ratio per preferred share (i)	529%		489%	334%	273%	370%	313%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.
(c)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors.
(d)
As discussed in Note A (8) to the financial statements, these amounts are subject to change if issuers of the Fund's investments characterize a portion of 2010 distributions as capital gains and return of capital.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
During the year ended December 31, 2007, RMR Advisors reimbursed the Fund $2,070 for trading losses incurred by the Fund to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total returns.
(h)
Asset coverage per preferred share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.
(i)
Asset coverage ratio per preferred share equals asset coverage per preferred share divided by liquidation value per preferred share.
(j)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006

Per Common Share Operating Performance (b) (c)
Net asset value, beginning of period	$21.72	$18.34	$39.67	$46.10	$37.19(d )

Income from Investment Operations
Net investment income (e)	.15	.09	.12	.24	.41
Net realized and unrealized appreciation/(depreciation) on investments	(2.31)	4.26	(21.45)	4.97	8.58

Net increase (decrease) in net asset value from operations	(2.16)	4.35	(21.33)	5.21	8.99
Less: Distributions to common shareholders from:
Net investment income	—	(.97)	—	(7.68)	—
Net realized gain on investments	—	—	—	(3.96)	—
Common share offering costs charged to capital	—	—	—	—	(.08)

Net asset value, end of period	$19.56	$21.72	$18.34	$39.67	$46.10

Market price, beginning of period	$16.89	$12.53	$33.04	$45.63	$38.99

Market price, end of period	$14.95	$16.89	$12.53	$33.04	$45.63

Total Return (f)
Total investment return based on:
Market price (g)	(11.49)%	42.86%	(62.06)%	(2.99)%	17.05%
Net asset value (g)	(9.94)%	24.03%	(53.76)%	11.80%	23.95%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (e)	1.41	%(h)	0.46%	0.42%	0.45%	1.64	%(h)
Expenses, net of fee waivers	1.96	%(h)	2.42%	2.82%	1.78%	2.25	%(h)
Expenses, before fee waivers	2.21	%(h)	2.67%	3.07%	2.03%	2.50	%(h)
Portfolio turnover rate	17.42%		101.40%	42.97%	68.69%	27.61%
Net assets attributable to common shares, end of period	$65,385,685		$72,609,944	$16,495,897	$35,709,926	$41,512,089
(a)
Commencement of operations of the Fund.
(b)
Based on average shares outstanding.
(c)
The Fund reorganized with predecessor RMR Funds on June 16, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.
(d)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares of the predecessor, Old RMR Asia Pacific Real Estate Fund, from the $20.00 offering price. The Fund paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the RMR Advisors for $20 per share.
(e)
Amounts are net of expenses waived by RMR Advisors.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Funds
Notes to Financial Statements

June 30, 2010 (unaudited)

Note A

(1)   Organization

RMR Real Estate Income Fund, or RIF, was organized as a Delaware statutory trust on August 19, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. RIF had no operations prior to June 17, 2009, other than matters relating to RIF's establishment, registration of common shares and preferred shares under the Securities Act of 1933, and the sale of a total of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On June 17, 2009, RIF completed a 4:1 reverse stock split immediately prior to a series of reorganizations with several affiliated funds. RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Dividend Capture Fund (RCR) reorganized with RIF on separate dates during the period from June 17, 2009 to June 23, 2009. Following the reorganizations, RIF assumed the accounting and performance history of RMR for periods prior to June 17, 2009. See Note E for a complete description of the reorganizations.

RMR Asia Pacific Real Estate Fund, or RAP, and collectively with RIF, the Funds, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the 1940 Act, as a non-diversified closed end management investment company. RAP had no operations prior to June 16, 2009, other than matters relating to RAP's establishment, registration of common shares under the Securities Act of 1933, and the sale of a total of 5,000 common shares for $100,000 to RMR Advisors. On June 16, 2009, RAP completed a 1.5:1 reverse stock split immediately prior to the reorganization of each of Old RMR Asia Pacific Real Estate Fund (Old RAP) and RMR Asia Real Estate Fund (RAF) with RAP on June 16, 2009. Following the reorganizations, RAP assumed the accounting and performance history of Old RAP for periods prior to June 16, 2009. See Note E for a complete description of the reorganizations.

(2)   Interim Financial Statements

The accompanying June 30, 2010 financial statements have been prepared without audit. The Funds believe that disclosures made are adequate to make the information presented not misleading. In the opinion of the Funds' management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Funds' operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years.

(3)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Funds' management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4)   Portfolio Valuation

Investment securities of RIF are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by RIF at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using values provided by a pricing service.

Investment securities of RAP are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on NYSE Amex (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE Amex closes, that RAP determines could affect the value of the foreign securities RAP owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect RAP's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE Amex, as determined in good faith under procedures established by RAP's board of trustees.

Any of the Funds' securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Funds at fair value as determined in good faith under the supervision of the Funds' boards of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates market value.

(5)   Fair Value Measurements

The Funds report the value of their securities at their fair value. Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Funds use observable market data when possible and otherwise use other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions we believe that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

The following is a summary of the inputs used on June 30, 2010, in valuing RIF's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Real Estate Investment Trusts
Apartments	$8,074,655	$—	$—	$8,074,655
Diversified	3,289,835	—	—	3,289,835
Free Standing	2,463,429	—	—	2,463,429
Health Care	5,570,233	—	—	5,570,233
Industrial	1,024,052	—	—	1,024,052
Lodging/Resorts	1,821,946	—	—	1,821,946
Manufactured Home	599,676	—	—	599,676
Mixed – Office/Industrial	1,495,543	—	—	1,495,543
Mortgage	347,606	—	—	347,606
Office	6,217,253	—	—	6,217,253
Regional Malls	3,397,925	—	—	3,397,925
Shopping Centers	2,662,856	—	—	2,662,856
Specialty	1,387,797	—	—	1,387,797
Storage	545,438	—	—	545,438
Total Real Estate Investment Trusts	38,898,244	—	—	38,898,244
Other	1,910,277	—	1,566,531	3,476,808
Total Common Stocks	40,808,521	—	1,566,531	42,375,052
Preferred Stocks
Real Estate Investment Trusts
Apartments	1,953,705	—	—	1,953,705
Diversified	1,607,457	1,568,556	—	3,176,013
Free Standing	345,100	—	—	345,100
Health Care	1,669,431	—	—	1,669,431
Industrial	489,504	—	—	489,504
Lodging/Resorts	19,545,974	23,235	—	19,569,209
Mixed – Office/Industrial	1,067,944	—	—	1,067,944
Mortgage	100,507	—	—	100,507
Office	4,893,645	—	—	4,893,645
Regional Malls	2,909,593	—	—	2,909,593
Shopping Centers	5,117,850	—	—	5,117,850
Specialty	3,413,258	—	—	3,413,258
Storage	53,958	—	—	53,958
Total Real Estate Investment Trusts	43,167,926	1,591,791	—	44,759,717
Other	215,000	—	—	215,000
Total Preferred Stocks	43,382,926	1,591,791	—	44,974,717
Investment Companies	1,907,211	—	—	1,907,211
Short Term Investments
Money Market Funds	1,067,011	—	—	1,067,011
Total Investments	$87,165,669	$1,591,791	$1,566,531	$90,323,991

RIF utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

Following is an analysis of the change in value of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance, as of December 31, 2009	$1,311,905
Transfers into Level 3	—
Securities sold	(359,995)
Total gains included in changes in unrealized depreciation	614,621

Ending balance, as of June 30, 2010	$1,566,531

During the six months ended June 30, 2010, there were no transfers of investments for which we began or discontinued to use Level 3 inputs to measure value.

Included in the net change in unrealized appreciation/depreciation of investments of RIF for the six months ended June 30, 2010, is a gain of $604,626 relating to Level 3 investments still held at June 30, 2010.

The following is a summary of the inputs used on June 30, 2010, in valuing RAP's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia
Diversified	$—	$7,443,821	$—	$7,443,821
Office	—	3,345,319	—	3,345,319
Retail	—	481,981	—	481,981
Total Australia	—	11,271,121	—	11,271,121
China
Diversified	—	5,855,223	—	5,855,223
Total China	—	5,855,223	—	5,855,223
Hong Kong
Diversified	—	10,304,282	—	10,304,282
Hospitality	—	7,186,571	—	7,186,571
Retail	—	5,293,480	—	5,293,480
Total Hong Kong	—	22,784,333	—	22,784,333
Japan
Diversified	—	7,222,559	—	7,222,559
Office	—	3,689,718	—	3,689,718
Total Japan	—	10,912,277	—	10,912,277

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

Description	Level 1	Level 2	Level 3	Total

Singapore
Diversified	$—	$4,915,004	$—	$4,915,004
Industrial	—	1,505,357	—	1,505,357
Retail	—	797,875	—	797,875
Total Singapore	—	7,218,236	—	7,218,236
Total Common Stocks	—	58,041,190	—	58,041,190

P-Notes
India	—	957,345	—	957,345
Total P-Notes	—	957,345	—	957,345
Warrants
Hong Kong	—	16,104	—	16,104
Short Term Investments
Money Market Funds	6,297,651	—	—	6,297,651
Total Investments	$6,297,651	$59,014,639	$—	$65,312,290

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, RAP believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and RAP fair values its investment securities. In such circumstances, RAP reports holdings in its foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. RAP used this model to fair value its foreign investment securities on June 30, 2010.

There were no investments in securities characterized as Level 3 as of December 31, 2009 or June 30, 2010 for RAP. During the six months ended June 30, 2010, there were no transfers of investments for which we began or discontinued to use Level 3 inputs to measure value.

(6)   Securities Transactions and Investment Income

The Funds record securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Funds use the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and indentified cost basis for realized gains and losses from securities transactions.

(7)   Taxes

The Funds have qualified and each intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that they will generally not be subject to U.S. federal income tax. However, the Funds

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

may be subject to a 4% excise tax to the extent they do not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Funds' investment income and securities sales to withholding or other taxes. For the six months ended June 30, 2010, $420 of foreign taxes have been withheld from distributions to RIF and $104,054 of foreign taxes have been withheld from distributions to RAP. These amounts are recorded as a reduction of dividend income.

At June 30, 2010, the Funds did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2010, the Funds did not incur any tax related interest or penalties.

(8)   Distributable Earnings

RIF earns income, net of expenses, daily on its investments. It is the policy of RIF to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by RIF's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may or may not include market and economic conditions, and subject to compliance with applicable law, RIF's Agreement and Declaration of Trust, RIF's bylaws, RIF's credit agreement entered into with Wells Fargo Bank, National Association, described in Note G and other objectives. This policy is not fundamental and may be changed by RIF's board of trustees without shareholder vote. RIF's distributions to shareholders are recorded on the ex-dividend date. RIF's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent RIF's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RIF not to distribute such gains. On June 14, 2010, RIF declared a distribution of $0.42 per common share that was paid on July 2, 2010. Distributions to preferred shareholders are determined as described in Note D.

RIF has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that RIF receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to RIF. However, it is not possible for RIF to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of RIF's 2010 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of RIF's 2010 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in RIF's year end financial statements.

RAP earns income, net of expenses, daily on its investments. It is the policy of RAP to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Certain of RAP's investments are in real estate companies characterized as passive foreign investment companies, or PFICs, for U.S. federal income tax purposes. RAP is required to mark its PFIC investments to current market value and to recognize the unrealized gain as ordinary income for U.S. federal income tax purposes. As a result, PFIC investments

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

may cause RAP to recognize and distribute taxable income without a corresponding receipt of cash. Distributions to shareholders are recorded on the ex-dividend date. RAP's distributions may consist of ordinary income (net investment income, PFIC mark to market adjustments and short term capital gains), long term capital gains and return of capital. To the extent RAP's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of RAP not to distribute such gains.

As of December 31, 2009, RIF had a total net capital loss carry forward for federal income tax purposes of $47,290,559, of which $6,317,413 expires in 2016 and $40,973,146 expires in 2017.

As of December 31, 2009, RAP had a total net capital loss carry forward for federal income tax purposes of $38,575,437, of which $831,685 expires in 2014, $14,865,619 expires in 2015, $20,289,338 expires in 2016 and $2,588,795 expires in 2017.

The net capital loss carry forward for RIF and RAP includes $5,642,802 and $29,888,822, respectively, of capital loss carry forwards that were acquired in connection with the reorganizations (See Note E). Federal tax rules limit the Funds' ability to use these acquired capital loss carry forwards.

Under current tax law, certain capital, net foreign currency losses and net PFIC mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, RAP elected to defer net capital losses of $596,605 arising between November 1, 2009 and December 31, 2009.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Funds' investments for federal income tax purposes as of June 30, 2010, are as follows:.

	RIF	RAP
Cost	$105,962,897	$71,013,544

Gross unrealized appreciation	$7,289,732	$2,747,465
Gross unrealized depreciation	(22,928,638)	(8,448,719)

Net unrealized depreciation	$(15,638,906)	$(5,701,254)

(9)   Concentration of Risk

Under normal market conditions, RIF's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of RIF's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Under normal market conditions, RAP's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities and warrants to purchase equity securities, issued by Asia Pacific real estate companies and REITs. The value of RAP's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

(10) Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(11) RAP Foreign Currency Transactions

The accounting records of RAP are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

RAP does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on RAP's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

RIF has an investment advisory agreement with RMR Advisors, to provide RIF with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of RIF in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of RIF's average daily managed assets. Managed assets means the total assets of RIF less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, debt and the liquidation preference of preferred shares is not considered a liability. RIF incurred advisory fees of $370,129 during the six months ended June 30, 2010.

RAP has an investment advisory agreement with RMR Advisors, to provide RAP with a continuous investment program, oversee the subadvisor and generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of RAP's average daily managed assets. RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of RAP's average daily

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

managed assets until May 25, 2012. RAP incurred net advisory fees of $259,284 during the six months ended June 30, 2010. The amount of fees waived by RMR Advisors was $86,428 for the six months ended June 30, 2010.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Limited, or MacarthurCook, to make day to day investment decisions and to generally manage the business affairs of RAP in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not RAP, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of RAP's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors so that until May 25, 2012, the fee payable to MacarthurCook by RMR Advisors will be equal to 0.25% of RAP's average daily managed assets.

RMR Advisors also performs administrative functions for each Fund pursuant to an administration agreement with such Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for each Fund. Under each administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. RIF and RAP reimbursed RMR Advisors $61,210 and $60,079, respectively, for subadministrative fees charged by State Street for the six months ended June 30, 2010.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Funds as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Funds an annual retainer plus attendance fees for board and committee meetings. RIF and RAP incurred trustee fees and expenses of $12,735 and $12,820, respectively, during the six months ended June 30, 2010.

Each Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. RIF and RAP incurred compliance and internal audit expenses of $58,100 and $57,712, respectively, which includes the Funds' allocated portion of the salary of their chief compliance officer, during the six months ended June 30, 2010. The Funds also participate in pooled insurance programs with RMR Advisors and make payments of allocated portions of related premiums. RIF and RAP incurred allocated insurance expenses of $56,454 and $39,341, respectively, during the six months ended June 30, 2010.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2010, were as follows:

	Purchases	Sales	Brokerage Commissions
RIF	$18,559,821	$14,936,414	$30,190
RAP	$11,570,189	$17,112,587	$65,112

Note D

RIF Preferred Shares

On June 17, 2009, in connection with the reorganization of RIF with RMR, RIF issued 438 Series T auction preferred shares with a total liquidation preference of $10,950,000. On June 18, 2009, in connection with reorganization of RIF with RFR, RIF issued 47 Series W auction preferred shares with a total liquidation preference of $1,175,000. On June 19, 2009, in connection with the reorganization of RIF with RHR, RIF issued 91 Series Th auction preferred shares with a total liquidation preference of $2,275,000. On June 22, 2009, in connection with the reorganization of RIF with RCR, RIF issued 27 Series F auction preferred shares with a total liquidation preference of $675,000. On June 23, 2009, in connection with the reorganization of RIF with RDR, RIF issued 64 Series M auction preferred shares with a total liquidation preference of $1,600,000. The preferred shares are senior to RIF's common shares and rank on parity with each other class or series of preferred shares of RIF as to the payment of periodic distributions, including distribution of assets upon liquidation. If RIF does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any rating agency rating RIF's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in RIF's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of RIF's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of RIF's trustees. RIF pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate for each series was as follows as of June 30, 2010:

Series	Rate	Date of Auction
Series M	0.263%	6/28/2010
Series T	0.750%	6/29/2010
Series W	0.263%	6/30/2010
Series Th	0.280%	6/24/2010
Series F	0.263%	6/25/2010

To date, no auctions for preferred securities of RIF have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RIF's lead broker dealer for its preferred securities, had previously acquired for its own account a portion of RIF's preferred securities in the auctions, and could ultimately come to own for its own account all or substantially all of such preferred securities if in the future it again begins to acquire such preferred securities for its own account. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of May 31, 2010, it has, for the time being, ceased to be the beneficial owner of any issued and outstanding RIF preferred shares. If RBC Capital Markets Corporation had not historically been a purchaser of preferred securities in RIF's auctions, some auctions likely would have failed and holders of RIF's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets Corporation or any other of its affiliates will purchase RIF preferred shares in any future auction of RIF preferred securities in which demand is insufficient for RIF to sell all offered preferred shares, or that RIF will not have any auction for its preferred securities fail. If an auction of RIF's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which RIF would otherwise pay as a result of a successful auction. If an auction fails, holders of RIF's preferred shares may not be able to sell their preferred shares in that auction. If auctions for RIF's preferred shares fail, or if market conditions generally frustrate RIF's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause RIF to change the form and/or amount of investment leverage used by RIF.

RIF actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, RIF may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

Note E

Reorganizations

RIF

RIF and RMR:

On June 17, 2009, RIF acquired all of the assets and assumed all of the liabilities of RMR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RMR and RIF on March 26, 2009, and by the shareholders of RMR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. Immediately prior to the reorganization, the net assets of RIF were $21,204.

The investment portfolio of RMR, with a fair value of $34,319,302 and identified cost of $62,014,620, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RMR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RMR were $22,557,627.

As a result of this reorganization, each holder of RMR common shares received common shares of RIF having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder's RMR common shares. As of the close of business on June 17, 2009, the NAV of RMR was $3.306 per common share and the NAV of RIF was $4.240 per common share. RIF completed a 4:1 reverse stock split on Wednesday, June 17, 2009 immediately prior to the reorganization of RMR with RIF and its opening NAV on Thursday, June 18, 2009 was $16.952. Each common share of RMR was converted into 0.195 common shares of RIF. Immediately after this reorganization, the combined net assets of RIF amounted to $22,578,831. In connection with the reorganization, RIF assumed the accounting and performance history of RMR.

As a result of this reorganization, the holders of Series T preferred shares of RMR received Series T preferred shares of RIF. The aggregate liquidation preference of RIF Series T preferred shares received by holders of RMR Series T preferred shares in the reorganization was equal to the aggregate liquidation preference of the RMR Series T preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series T preferred shares issued in the reorganization are the same as that of the RMR Series T preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series T preferred shares was identical to the dividend rate set at the most recent auction for RMR Series T preferred shares prior to RMR's reorganization with RIF.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

RIF and RFR:

On June 18, 2009, RIF acquired all of the assets and assumed all of the liabilities of RFR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RFR and RIF on March 26, 2009, and by the shareholders of RFR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RFR, with a fair value of $4,119,848 and identified cost of $8,174,016, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RFR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $22,629,661.

As a result of this reorganization, each holder of RFR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RFR common shares. As of the close of business on June 18, 2009, the NAV of RFR was $2.082 per common share and the NAV of RIF was $16.990 per common share. Each common share of RFR was converted into 0.123 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $25,719,334.

As a result of this reorganization, the holders of Series W preferred shares of RFR received Series W preferred shares of RIF. The aggregate liquidation preference of RIF Series W preferred shares received by holders of RFR Series W preferred shares in the reorganization was equal to the aggregate liquidation preference of the RFR Series W preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series W preferred shares issued in the reorganization are the same as that of the RFR Series W preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series W preferred shares was identical to the dividend rate set at the most recent auction for RFR Series W preferred shares prior to RFR's reorganization with RIF.

RIF and RHR:

On June 19, 2009, RIF acquired all of the assets and assumed all of the liabilities of RHR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RHR and RIF on March 26, 2009, and by the shareholders of RHR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RHR, with a fair value of $9,671,628 and identified cost of $16,667,618, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

were recorded at fair value; however, the cost basis of the investments received from RHR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $26,009,749.

As a result of this reorganization, each holder of RHR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RHR common shares. As of the close of business on June 19, 2009, the NAV of RHR was $2.990 per common share and the NAV of RIF was $17.174 per common share. Each common share of RHR was converted into 0.174 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $33,439,647.

As a result of this reorganization, the holders of Series Th preferred shares of RHR received Series Th preferred shares of RIF. The aggregate liquidation preference of RIF Series Th preferred shares received by holders of RHR Series Th preferred shares in the reorganization was equal to the aggregate liquidation preference of the RHR Series Th preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series Th preferred shares issued in the reorganization are the same as that of the RHR Series Th preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series Th preferred shares was identical to the dividend rate set at the most recent auction for RHR Series Th preferred shares prior to RHR's reorganization with RIF.

RIF and RCR:

On June 22, 2009, RIF acquired all of the assets and assumed all of the liabilities of RCR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RCR and RIF on March 26, 2009, and by the shareholders of RCR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RCR, with a fair value of $3,238,742 and identified cost of $7,497,877, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RCR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $32,221,837.

As a result of this reorganization, each holder of RCR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RCR common shares. As of the close of business on June 22, 2009, the NAV of RCR was $2.031 per common share and the NAV of RIF was $16.551 per common share. Each common share of RCR was converted into 0.123 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $34,772,887.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

As a result of this reorganization, the holders of Series F preferred shares of RCR received Series F preferred shares of RIF. The aggregate liquidation preference of RIF Series F preferred shares received by holders of RCR Series F preferred shares in the reorganization was equal to the aggregate liquidation preference of the RCR Series F preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series F preferred shares issued in the reorganization are the same as that of the RCR Series F preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series F preferred shares was identical to the dividend rate set at the most recent auction for RCR Series F preferred shares prior to RCR's reorganization with RIF.

RIF and RDR:

On June 23, 2009, RIF acquired all of the assets and assumed all of the liabilities of RDR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RDR and RIF on March 26, 2009, and by the shareholders of RDR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RDR, with a fair value of $6,143,547 and identified cost of $13,229,475, was the principal asset acquired by RIF. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RDR was carried forward to align ongoing reporting of RIF's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RIF were $34,921,592.

As a result of this reorganization, each holder of RDR common shares received common shares of RIF having an aggregate NAV equal to the aggregate NAV of the common shareholder's RDR common shares. As of the close of business on June 23, 2009, the NAV of RDR was $1.709 per common share and the NAV of RIF was $16.619 per common share. Each common share of RDR was converted into 0.103 common shares of RIF. Immediately after the reorganization, the combined net assets of RIF amounted to $39,473,219.

As a result of this reorganization, the holders of Series M preferred shares of RDR received Series M preferred shares of RIF. The aggregate liquidation preference of RIF Series M preferred shares received by holders of RDR Series M preferred shares in the reorganization was equal to the aggregate liquidation preference of the RDR Series M preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of RIF Series M preferred shares issued in the reorganization are the same as that of the RDR Series M preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of RIF Series M preferred shares was identical to the dividend rate set at the most recent auction for RDR Series M preferred shares prior to RDR's reorganization with RIF.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

Pro Forma Information

The following pro forma results of operations for RIF assumes all the reorganizations had been completed on January 1, 2009, the beginning of the annual reporting period of RIF. This pro forma data is presented for informational purposes only and is not necessarily representative of what the combined actual results of operations would have been had the reorganizations taken place as of January 1, 2009 or for any other date or period.

Net investment income	$3,533,742
Net realized and unrealized gain on investments	21,865,773

Net increase in net assets resulting from operations	$25,399,515

Because the combined investment portfolios of RMR, RFR, RHR, RCR and RDR have been managed as a single integrated portfolio since the reorganizations were completed, it is not possible to identify the amounts of revenues and earnings of RMR, RFR, RHR, RCR and RDR that have been included in RIF's statement of operations since the reorganizations were completed.

RAP

On June 16, 2009, RAP acquired all of the assets and assumed all of the liabilities of Old RAP, pursuant to an agreement and plan of reorganization approved by the boards of trustees of Old RAP and RAP on March 26, 2009, and by the shareholders of Old RAP at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. Immediately prior to the reorganization, the net assets of RAP were $64,902.

The investment portfolio of Old RAP, with a fair value of $18,021,999 and identified cost of $19,533,944, was the principal asset acquired by RAP. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from Old RAP was carried forward to align ongoing reporting of RAP's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of Old RAP were $17,537,211.

As a result of this reorganization, each holder of Old RAP common shares received common shares of RAP having an aggregate NAV equal to the aggregate NAV of the common shareholder's Old RAP common shares. As of the close of business on June 16, 2009, the NAV of Old RAP was $9.993 per common share and the NAV of RAP was $12.98 per common share. RAP completed a 1.5:1 reverse stock split on Tuesday, June 16, 2009 immediately prior to the reorganization of Old RAP with RAP. Each common share of Old RAP was converted into 0.513 common shares of RAP. Immediately after this reorganization, the combined net assets of RAP amounted to $17,602,113. In connection with this reorganization, RAP assumed the accounting and performance history of Old RAP.

Also on June 16, 2009, RAP acquired all of the assets and assumed all of the liabilities of RAF, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RAF and

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

RAP on March 26, 2009, and by the shareholders of RAF at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RAF, with a fair value of $48,527,557 and identified cost of $59,849,409, was the principal asset acquired by RAP. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RAF was carried forward to align ongoing reporting of RAP's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RAP were $17,602,113.

As a result of the reorganization, each holder of RAF common shares received common shares of RAP having an aggregate NAV equal to the aggregate NAV of the common shareholder's RAF common shares. As of the close of business on June 16, 2009, the NAV of RAF was $9.989 per common share and the NAV of RAP was $19.479 per common share, after effecting the 1.5:1 reverse stock split described above. Each common share of RAF was converted into 0.513 common shares of RAP. Immediately after this reorganization, the combined net assets of RAP amounted to $65,101,490.

The opening NAV of RAP on Wednesday, June 17, 2009, after these reorganizations were completed, was $19.47.

The following pro forma results of operations for RAP assumes all the reorganizations had been completed on January 1, 2009, the beginning of the annual reporting period of RAP. This pro forma data is presented for informational purposes only and is not necessarily representative of what the combined actual results of operations would have been had the reorganizations taken place as of January 1, 2009 or for any other date or period.

Net investment income	$474,702
Net realized and unrealized gain on investments	13,726,402

Net increase in net assets resulting from operations	$14,201,104

Because the combined investment portfolios of Old RAP and RAF have been managed as a single integrated portfolio since the reorganizations were completed, it is not possible to identify the amounts of revenues and earnings of Old RAP and RAF that have been included in RAP's statement of operations since the reorganizations were completed.

Note F

Capital Share Transactions

As of June 30, 2010, 2,375,718 common shares, $.001 par value per share, were issued and outstanding for RIF. There were no transactions in capital stock for the six months ended June 30, 2010.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

As of June 30, 2010, 3,342,963 common shares, $.001 par value per share, were issued and outstanding for RAP. There were no transactions in capital stock for the six months ended June 30, 2010.

Note G

Subsequent Events

On July 1, 2010, RIF entered into a $10,000,000 revolving credit facility (the "Facility") with Wells Fargo Bank, National Association. The maturity date of the facility is July 1, 2013. RIF has paid an initial fee of $75,000 that will be amortized over the life of the Facility. The Facility is secured by RIF's investments and bears interest at LIBOR plus 2.75%. RIF will pay a 0.35% per annum fee on any unused amounts of the Facility. The Facility requires RIF to satisfy certain collateral requirements and to maintain a certain level of assets. The total outstanding balance under the Facility, as of August 20, 2010, was $10,000,000.

On August 20, 2010, RAP declared a special distribution of $0.41 per common share to be paid on or about September 14, 2010, to the holders of record of common shares as of the close of business on August 30, 2010.

Note H

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of each of RIF and RAP was held on March 11, 2010. The following is a summary of the proposals submitted to shareholders for vote at the meetings and votes cast.

RIF

Proposal	Votes for	Votes withheld	Votes abstained
Preferred Shares
Election of Barry M. Portnoy as trustee until the 2013 annual meeting	646	12	—
Common and Preferred Shares
Election of Arthur G. Koumantzelis as trustee until the 2013 annual meeting	1,926,916.639	119,049.107	—

The following trustees continued in office after RIF's annual meeting: Adam D. Portnoy, John L. Harrington and Jeffrey P. Somers.

RMR Funds
Notes to Financial Statements – continued

June 30, 2010 (unaudited)

RAP

Proposal	Votes for	Votes withheld	Votes abstained
Common Shares
Election of Barry M. Portnoy as trustee until the 2013 annual meeting	2,299,852.783	594,088.371	—
Election of Arthur G. Koumantzelis as trustee until the 2013 annual meeting	2,795,812.209	98,128.945	—

The following trustees continued in office after RAP's annual meeting: Adam D. Portnoy, John L. Harrington and Jeffrey P. Somers.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund
June 30, 2010

Brokerage Policy

Subject to the supervision of the board of trustees, RMR Advisors is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Funds, RMR Advisors seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, RMR Advisors considers all factors it believes are relevant to obtaining best execution, including such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

RMR Advisors may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or both of the Funds. Such products and services may disproportionately benefit one Fund relative to another Fund based on the amount of brokerage commissions paid by such Fund and such other Funds. To the extent that RMR Advisors uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. RMR Advisors may use any such research for the benefit of all or any of its Funds and not just those paying for it.

RMR Advisors may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

RMR Advisors may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires RMR Advisors to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. RMR Advisors believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

Each of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund (collectively, the "Funds") recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why in certain cases the Funds share that information with select parties.

What information the Funds collect and share:

The Funds collect and share "nonpublic personal information" about you and your financial transactions with the Funds. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Funds collect this information from the following sources:

The Funds collect your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Funds share your information:

The Funds do not sell your name or other information about you to anyone, nor do they share your information with affiliates and other third parties for marketing purposes. The Funds do not disclose nonpublic personal information about their shareholders except to their affiliates and certain service providers, such as the Funds' subadministrator, transfer agent, attorneys, investment subadvisor and other financial or nonfinancial service providers, for the Funds' business purposes or as permitted by law. For example, the Funds may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Funds to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Funds.

  •
  To administer the Funds and process their transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between an RMR Fund and you.

How the Funds protect your information:

Each Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). No Fund has any employees. Each Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. Each Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, each Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Funds through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2010 have been voted is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Commission's website at http://www.sec.gov.

Shareholder Nominations and Proposals

Each Fund's bylaws require compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the board or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund's bylaws wishes to nominate a person or persons for election to the board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at 400 Centre Street, Newton, MA 02458. To be eligible to make a nomination or submit a proposal for other business at a Fund's 2011 annual meeting, a shareholder generally must (1) have continuously held at least $2,000 in market value, or 1%, of the shares entitled to vote at the annual meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such shareholder gives the notice provided for above, and continuously hold such shares through and including the time of the annual meeting (including any postponement or adjournment thereof), and (2) be a shareholder of record at the time of giving notice, and through and including the time of the annual meeting (including any postponement or adjournment thereof). The shareholder's notice must generally set forth specified information about the nominee and associates of the nominee, the shareholder and associates of the shareholder, any other business proposed to be brought before the annual meeting, and must set forth the name and address of any other shareholder supporting the shareholder's nomination or proposal to the extent known by the shareholder.

At the same time as the submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting that, if approved and implemented by the Fund, would cause the Fund to be in breach of any covenant of the Fund or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the Fund or other material contract or agreement of the Fund, the proponent shareholder or shareholders must submit to the Secretary at the principal executive offices of the Fund (i) evidence satisfactory to the board of the lender's or contracting party's willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the board in its discretion, and evidence of the availability to the Fund of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the shareholder nomination or other proposal that are at least as favorable to the Fund, as determined by the board in its discretion.

Additionally, if (i) submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting that could not be considered or, if approved, implemented by the Fund without making a filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a "Governmental Action") or (ii) such shareholder's ownership of shares or any solicitation of proxies or votes or holding or exercising proxies by such shareholder or any of such shareholder's associates, or any proposed nominee or any of such proposed nominee's associates, would require Governmental Action, then, at the same time as the submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting, the proponent shareholder or shareholders must submit to the Secretary at the principal executive offices of the Fund (x) evidence satisfactory to the board that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the board may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the shareholder's diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the election of any such proposed nominee or the implementation of such proposal, which plan must be satisfactory to the board in its discretion.

To be timely, the notice must be delivered to the Fund's Secretary not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date of the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern Time) on the 10th day following the earlier of the day on which (i) notice of the date of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of the annual meeting is first made by the Fund. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. No shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the board or to propose other business for the Fund is only a summary and is not complete. Copies of each Fund's bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the Fund's Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder of a Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's bylaws.

Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at a Fund's 2011 annual meeting of shareholders must be received at the Fund's principal executive offices on or before September 27, 2010, in order to be considered for inclusion in the Fund's proxy statement for its 2011 annual meeting of shareholders. The Fund's bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's bylaws, not later than September 27, 2010 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than August 28, 2010.

Dividend Reinvestment Plan

The board of trustees of each Fund have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the NYSE Amex or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RAP). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Either Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The registrant's portfolio manager is:

  •
  John K. Snowden:  Mr. Snowden has been a portfolio manager of the registrant since May 2010. Mr. Snowden has been a Fund Manager at MacarthurCook Investment Managers Limited ("MacarthurCook") and its parent, MacarthurCook Pty Limited, since May 2010. From 2006 to 2009, Mr. Snowden was Head of Global Property Securities at Colonial First State Global Asset Management ("Colonial"), where he managed over $7 billion of real estate securities funds around the world. Before joining Colonial, Mr. Snowden was a Managing Director and Head of UBS' Global Real Estate Securities Division for Australia, New Zealand and Asia from 1998 to 2006.

        As a Fund Manager for MacarthurCook Pty Limited, Mr. Snowden is primarily responsible for the day-to-day portfolio management of the Advance Property Securities Fund, which is a pooled investment vehicles that, as of June 30, 2010, has A$19.3 million of assets. The advisory fee for this account is not based on the performance of the account. The foregoing is the only account that Mr. Snowden manages in addition to the registrant's account.

        CONFLICTS OF INTEREST:    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the registrant as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages.

        A portfolio manager may also have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the oversight of the registrant's board of trustees and RMR Advisors, Inc., MacarthurCook is authorized to employ such securities brokers and dealers for the purchase and sale of the registrant's assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, MacarthurCook seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, MacarthurCook considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since MacarthurCook is permitted to select brokers that furnish MacarthurCook or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in MacarthurCook's view, appropriate assistance to MacarthurCook in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of MacarthurCook's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that MacarthurCook uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. MacarthurCook may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        MacarthurCook may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services MacarthurCook believes are useful in its decision-making or trade execution processes.

        MacarthurCook may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires MacarthurCook to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. MacarthurCook believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        MacarthurCook believes that the risk of a material conflict of interest developing is limited because (i) its accounts, including the registrant's, are generally managed in a similar fashion, (ii) MacarthurCook has adopted policies requiring the equitable allocation of trade orders for a particular security among participating accounts, (iii) to date brokers with whom MacarthurCook places portfolio transactions on behalf of the registrant typically have not conditioned the availability of research on commission related factors, and (iv) the subadvisory fee and portfolio manager's compensation are not affected by the amount of time required to manage each account. As a result, MacarthurCook does not believe that any of these potential sources of conflicts of interest will affect the portfolio manager's professional judgment in managing the registrant's account.

        COMPENSATION:    Compensation of Mr. Snowden includes base salary and annual cash bonus. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered in determining compensation and, in particular, the cash bonus paid by MacarthurCook at the end of each fiscal year. Other factors which may be considered in setting the compensation of Mr. Snowden are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market. Mr. Snowden devotes a substantial majority of his business time providing services as a portfolio manager of the registrant and the other fund managed by affiliates of MacarthurCook.

        BENEFICIAL OWNERSHIP OF SECURITIES:    The following table sets forth the aggregate dollar range of the registrant's equity securities beneficially owned by Mr. Snowden as of June 30, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of June 30, 2010.
John K. Snowden	None

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the period ended June 30, 2010, the following purchases were made by or on behalf of any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/10 through 01/31/10	N/A	N/A	N/A	N/A
Month #2 02/01/10 through 02/28/10	N/A	N/A	N/A	N/A
Month #3 03/01/10 through 03/31/10	43,000	$17.35	43,000	0
Month #4 04/01/10 through 04/30/10	N/A	N/A	N/A	N/A
Month #5 05/01/10 through 05/31/10	N/A	N/A	N/A	N/A
Month #6 06/01/10 through 06/30/10	N/A	N/A	N/A	N/A
Total	43,000	$17.35	43,000	0

(a) On March 1, 2010, the registrant announced that several of its trustees and officers had established plans under Rule 10b5-1 promulgated under the Exchange Act to purchase common shares of the registrant (each, a "Plan" and collectively, the "Plans").

(b) Up to an aggregate of approximately $750,000 of common shares of the registrant were approved to be purchased under the Plans.

(c), (d), (e) Each Plan was terminated on March 18, 2010 following the completion of all purchases made pursuant to such Plan.

Item 10.    Submission of Matters to a Vote of Security Holders.

        Effective February 22, 2010, the registrant's board of trustees adopted amendments to its bylaws which amend the provisions relating to the timeliness of shareholder nominations of individuals for election to the registrant's board of trustees and the proposal of other business to be considered by the registrant's shareholders at annual meetings of shareholders. The amendments provide that in the event an annual meeting of the registrant is called for a date that is more than 30 days earlier or later than the first anniversary of the preceding year's annual meeting, notice of shareholder nominations and proposals must be given to the registrant no later than 5:00 p.m. on the 10th day following the earlier of the day on which: (i) notice of the date of the annual meeting is mailed or otherwise made available, or (ii) a public announcement of the date of the annual meeting is first made.

Item 11.    Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.
(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR ASIA PACIFIC REAL ESTATE FUND By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: August 20, 2010

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: August 20, 2010
By:
/s/ Mark L. Kleifges Mark L. Kleifges Treasurer Date: August 20, 2010

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2010 (unaudited)
RMR Asia Pacific Real Estate Fund Portfolio of Investments – June 30, 2010 (unaudited)
RMR Funds Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Funds Notes to Financial Statements June 30, 2010 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES